UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2012

Motricity, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34781	20-1059798
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)
601 108th Avenue Northeast
Suite 900
Bellevue, WA 98004
(Address of Principal Executive Offices, including Zip Code)
(425) 957-6200
(Registrant's Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On July 13, 2012, Motricity, Inc. (the “Company”) issued a press release announcing that a record date of July 23, 2012 (the “Record Date”) has been set for the Company's previously announced rights offering (the “Rights Offering”). A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Pursuant to the Rights Offering, the Company intends to distribute to holders of its common stock as of the Record Date one transferable subscription right for every one share of common stock owned as of that date, subject to the Registration Statement (as defined below) being declared effective by the Securities and Exchange Commission (the “SEC”). Each subscription right, subject to certain limitations, will entitle the holder to purchase a unit consisting of shares of Redeemable Series J Preferred Stock (the “Series J preferred stock”) of the Company and warrants to purchase a share of the Company's common stock (the “common stock warrants”), at a subscription price of $0.65 per unit. The number of shares of Series J preferred stock and common stock warrants that comprise the unit, as well as the term and the exercise price of the common stock warrants and the dividend rate on and liquidation preference of the Series J preferred stock, will be determined by the Company's Board of Directors based on a recommendation by its pricing committee prior to commencement of the Rights Offering.

On December 2, 2011, the Company filed a registration statement on Form S-3 with the SEC with respect to the Rights Offering, which was subsequently amended via amendments on Form S-1, including Amendment No. 5 to Form S-3 on Form S-1, filed with the SEC on July 9, 2012 (the “Registration Statement”). The Registration Statement has not yet become effective. If the effective date of the Registration Statement is delayed for any reason, we will inform stockholders of the new record date and other relevant changes to the Rights Offering with appropriate filings on Form 8-K.

We may not sell these securities until the Registration Statement filed with the SEC is effective.  Neither the Registration Statement nor this filing is an offer to sell these securities or a solicitation of an offer to buy or sell these securities in any jurisdiction where the offer or sale is not permitted.  The securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective.

Limitation on Incorporation by Reference. The information contained in Exhibit 99.1 is being furnished under Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in this Form 8-K and the press release attached as an exhibit hereto, this Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

99.1	Press release, dated July 13, 2012, issued by Motricity, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTRICITY, INC. (Registrant)

July 13, 2012	By:	/s/ James R. Smith, Jr.
(Date)		James R. Smith, Jr. Interim Chief Executive Officer